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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 2004


                              WITNESS SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                      000-29335               23-2518693
  (State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
          incorporation)                                     Identification No.)

                           300 Colonial Center Parkway
                                Roswell, GA 30076
                         (Address of principal executive
                                    offices)

                                 (770) 754-1900
              (Registrant's telephone number, including area code)






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Item 12. Results of Operations and Financial Condition

On July 22, 2004, Witness Systems, Inc. issued a press release to report its second quarter 2004 results. A copy of the press release is attached hereto as Exhibit 99.1.

All of the information in this Form 8-K and the accompanying exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 22, 2004         WITNESS SYSTEMS, INC.


                             BY:                 /s/  William F. Evans
                                   ---------------------------------------------
                                                      WILLIAM F. EVANS
                                                EXECUTIVE VICE PRESIDENT AND
                                                  CHIEF FINANCIAL OFFICER




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                                  Exhibit Index



Exhibit No.     Description
----------      -----------
99.1            Press release issued by Witness Systems, Inc. on July 22, 2004.